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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of report (Date of earliest event reported)    October 27, 2000

                            ----------------------

                            STAR GAS PARTNERS, L.P.

                            ----------------------
            (Exact name of registrant as specified in its charter)

          Delaware                    33-98490                 06-1437793
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
 of incorporation)                                         Identification No.)

      2187 Atlantic Street, Stamford, CT                        06902
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  (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code  (203) 328-7300

                     ------------------------------------


                                Not Applicable
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        (Former name or former address, if changed since last report.)
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Item 5.   Other Events

This form 8-K consists of a copy of the underwriting agreement for a firm commitment public offering of 1,300,000 common units of the registrant that were previously registered pursuant to a shelf registration statement on Form S-3 (SEC File No. 333-94031).

Item 7.   Financial Statements and Exhibits

(c)   Exhibits

      1. Underwriting Agreement, dated as of October 25, 2000, by and among Star Gas Partners, L.P., Star Gas Propene, L.P., Star Gas LLC, Star/Petro Inc., A.G. Edwards & Sons, Inc., PaineWebber Incorporated, CIBC World Markets Corp.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Star Gas Partners, L.P.
By:  Star Gas LLC (General Partner)


        Signature                    Title                           Date
        ---------                    -----                           ----
/s/  George Leibowitz        Chief Financial Officer          October 27, 2000
----------------------
By:  George Leibowitz


                                                                  EXHIBIT 1
                                                                  Execution Copy

                                1,300,000 Units

                            STAR GAS PARTNERS, L.P.

                                 COMMON UNITS

                            UNDERWRITING AGREEMENT

                               _________________

                               October 25, 2000

PAINEWEBBER INCORPORATED
A.G. EDWARDS & SONS, INC.
CIBC WORLD MARKETS CORP.
As Representatives of the several Underwriters
    named in Schedule 1 hereto
c/o PaineWebber Incorporated

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

1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

Star Gas Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes to sell an aggregate of 1,300,000 Common Units representing limited partner interests in the Partnership (the "Firm Units"), to you and the other underwriters named in Schedule 1 (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"). If you are the only Underwriters named in Schedule 1, all references herein to the Representatives shall be deemed to be to you as the Underwriters. The Partnership has also agreed to grant to the several Underwriters an option (the "Option") to purchase up to an aggregate of 195,000 additional common units (the "Option Units") on the terms and for the purposes set forth in Section 1(b). The Firm Units and the Option Units are hereinafter collectively referred to as the "Units."

The initial public offering price per Unit and the purchase price per Unit to be paid by the several Underwriters shall be agreed upon by the Partnership and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Partnership and PaineWebber Incorporated ("PaineWebber") on behalf of the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Units will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include, the Price Determination Agreement.

Star Gas LLC, a Delaware limited liability company (the "General Partner"), is the sole general partner of the Partnership and Star Gas Propane, L.P., a Delaware limited partnership (the "Operating Partnership"). Star/Petro, Inc. ("Star/Petro"), Petro Holdings, Inc., Petroleum Heat and Power Co., Inc. ("Petro"), Total Gas & Electric, Inc. ("TG&E"), Total Gas & Electricity (PA), Inc., TG&E Service Company, Inc. and Stellar Propane Corp., which are direct and indirect subsidiaries of the Partnership, are referred to herein as the "Principal Subsidiaries." The Partnership, the Operating Partnership, the General Partner, the Principal Subsidiaries and their subsidiaries are referred to herein as the "Star Entities." The Partnership, the Operating Partnership, Star/Petro and the General Partner (the "Star Parties") hereby confirm their agreement (this "Agreement") with the several Underwriters as follows:

Section 1.  Agreement to Sell and Purchase.

     (a) On the basis of the representations, warranties and agreements of the Star Parties herein contained and subject to all the terms and conditions of this Agreement, the Partnership agrees to issue and sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Partnership, at the purchase price per Firm Unit to be agreed upon by

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PaineWebber on behalf of the Representatives and the Partnership in accordance with Section 1(c) or 1(d) hereof and set forth in the Price Determination Agreement, the number of Firm Units (subject to such adjustments to eliminate fractional units as PaineWebber on behalf of the Representatives may determine) which bears the same proportion to the total number of Firm Units to be sold by the Partnership as the number of Firm Units set forth opposite the name of such Underwriter in Schedule 1 bears to the total number of Firm Units, plus such additional number of Firm Units which such Underwriter may become obligated to purchase pursuant to Section 8 hereof. Schedule 1 may be attached to the Price Determination Agreement.

     (b) Subject to all the terms and conditions of this Agreement, the Partnership grants the Option to the Underwriters to purchase, severally and not jointly, up to 195,000, Option Units from the Partnership at the same price per Option Unit as the Underwriters shall pay for each of the Firm Units. The Option may be exercised only to cover over-allotments in the sale of the Firm Units by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement (or, if the Partnership has elected to rely on Rule 430A, on or before the 30th day after the date of the Price Determination Agreement), upon written or telegraphic notice (the "Option Units Notice") by PaineWebber on behalf of the Representatives to the Partnership no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Units Notice (the "Option Closing Date") setting forth the aggregate number of Option Units to be purchased and the time and date for such purchase. On the Option Closing Date, the Partnership will sell to the Underwriters the number of Option Units set forth in the Option Units Notice, and each Underwriter will purchase such percentage of the Option Units as is equal to the percentage of Firm Units that such Underwriter is purchasing, as adjusted by PaineWebber on behalf of the Representatives in such manner as it deems advisable to avoid fractional units.

     (c) The initial public offering price per Firm Unit and the purchase price per Firm Unit to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, if the Partnership has elected to rely on Rule 430A.

     (d) If the Partnership has elected not to rely on Rule 430A, the initial public offering price per Firm Unit and the purchase price per Firm Unit to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, which shall be dated the date hereof, and an amendment to the Registration Statement containing such per unit price information shall be filed before the Registration Statement becomes effective.

Section 2.  Delivery and Payment.

Delivery of the Firm Units shall be made through the facilities of the Depository Trust Company, New York, New York ("DTC") for the accounts designated by PaineWebber Incorporated against payment of the purchase price by wire transfer of Federal Funds or similar same day funds to an account designated in writing by the Partnership to PaineWebber at least one business day prior to the Closing Date (as hereinafter defined). Such payment shall be made at 10:00 a.m., New York City time, at the office of Vinson & Elkins, LLP, 1325 Avenue of the Americas, New York, NY 10019, on the third business day (or fourth business day, if the Price Determination Agreement is executed after 4:30 p.m.) after the date on which the first bona fide

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offering of the Units to the public is made by the Underwriters or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Partnership and PaineWebber on behalf of the Representatives (such date is hereinafter referred to as the "Closing Date").

To the extent the Option is exercised, delivery of the Option Units against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Units Notice.

The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Units and Option Units by the Partnership to the respective Underwriters shall be borne by the Partnership. The Partnership will pay and save each Underwriter and any subsequent holder of the Units harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Units and Option Units.

Section 3.  Representations and Warranties.

Each of the Star Parties, jointly and severally, represents, warrants and covenants to each Underwriter that:

     (a) The Partnership meets the requirements for use of Form S-3, and a registration statement (Registration No. 333-94031) on Form S-3, including any amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Partnership under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. Such registration statement (Registration No. 333-94031) on Form S-3 became effective on January 12, 2000 (the "Effective Date"). Copies of such registration statement and any amendments thereto have been delivered to the Representatives. The term "Registration Statement" means the registration statement as amended at the Effective Date, including all financial statements and exhibits and all documents and information included or incorporated or deemed incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Rule 430A and Rule 434 of the Rules and Regulations, or otherwise, and any other registration statement filed under Rule 462 of the Rules and Regulations as such registration statement may be amended from time to time.

     (b) The term "Prospectus" means the prospectus constituting a part of the Registration Statement and any amendments or supplements to such prospectus, including without limitation the prospectus supplement prepared in connection with the proposed sale of Units contemplated by this Agreement (the "Prospectus Supplement"), through the date of such Prospectus Supplement; provided, however, that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Partnership for use in connection with the offering of the Units that differs from the Prospectus or the Prospectus Supplement (whether or not such revised

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prospectus or prospectus supplement is required to be filed by the Partnership with the commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act, on or before the date hereof or are so filed hereafter. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any such documents filed or to be filed under the Exchange Act after the Effective Date, or the date of the Prospectus, as the case may be, and deemed to be incorporated therein by reference. On the Effective Date, the date the Prospectus was first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with all applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, each of the statements made in such documents within the coverage of Rule 175(b) of the Rules and Regulations, including (but not limited to) any statements with respect to the anticipated ratio of taxable income to distributions, was made or will be made by the Partnership or the General Partner, as the case may be, with a reasonable basis and in good faith. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Partnership by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto.

The Partnership has not distributed any offering material in connection with the offering or sale of the Units other than the Registration Statement, the Prospectus or any other materials, if any, permitted by the Act.

     (c) The documents which are incorporated by reference in the Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirement of the Act or the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations; and any document so filed and incorporated by reference subsequent to the

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Effective Date shall, when filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

     (d) Each of the Partnership and the Operating Partnership has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"), with all necessary partnership power and authority to own or lease its properties and conduct its business, in each case as described in the Prospectus. Each of the Partnership and the Operating Partnership is duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification or registration necessary (except where the failure to so qualify or register would not have a material adverse effect on the condition (financial or other), results of operations or business of the Star Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability).

     (e) Each Principal Subsidiary has been duly incorporated and is validly existing in good standing as a corporation under the laws of the jurisdiction of its incorporation, with all necessary corporate power and authority to own or lease its properties and conduct its business, in each case as described in the Prospectus. Each of the Principal Subsidiaries is duly qualified or registered as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification or registration necessary (except where the failure to so qualify or register would not have a material adverse effect on the condition (financial or other), results of operations or business of the Star Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability).

     (f) All of the outstanding shares of capital stock or other capital interests of the Principal Subsidiaries (except for TG&E, Total Gas & Electricity (PA), Inc. and TG&E Service Company, Inc.) have been duly authorized and validly issued and are fully paid and non-assessable and are owned (directly or indirectly) by the Partnership free and clear of all liens, encumbrances and claims except for liens, encumbrances or claims against the Operating Partnership, a 99.99% limited partner interest of which is owned by the Partnership and a 0.01% general partner interest of which is owned by the General Partner, as described in the Registration Statement. Except for the units or stock of the Principal Subsidiaries and as disclosed in the Registration Statement or as set forth on Schedule 3 hereto, the Partnership does not own, and at the Closing Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity. Complete and correct copies of the certificate of incorporation and by-laws or other equivalent agreements for each of the Star Parties and the Principal Subsidiaries and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

     (g) The Partnership owns 300,000 shares, $1.00 par value per share, of Common Stock, or 72.73% of the common equity interests, of TG&E. The Partnership also owns 30,000 shares

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of Series B preferred stock of TG&E having a $1.67 per share non-cumulative preferred dividend and a $100.00 per share liquidation preference. Such shares have been duly authorized and validly issued and are fully paid and non-assessable and are owned directly by the Partnership free and clear of all liens, encumbrances, security interests, charges and claims (other than the interest created by the pledge by the Partnership to Bank of America of its TG&E shares as collateral for TG&E's bank credit facilities).

     (h) TG&E owns all of the shares of Common Stock of each of Total Gas & Electricity (PA), Inc. and TG&E Service Company, Inc. Such shares have been duly authorized and validly issued and are fully paid and non-assessable and are owned directly by TG&E free and clear of all liens, encumbrances, security interests, charges and claims (other the general security interest created by TG&E's bank credit facilities).

     (i) The General Partner has been duly organized and is validly existing in good standing as a limited liability company under the laws of the State of Delaware. The General Partner has all necessary power and authority to own or lease its properties and conduct its business and to act as general partner of the Partnership and the Operating Partnership, in each case as described in the Registration Statement, and the General Partner is duly qualified or registered as a foreign entity for the transaction of business and is in good standing under the laws of each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification or registration necessary (except where the failure to so qualify or register would not have a material adverse effect on the condition (financial or other), results of operations or business of the General Partner, or subject the General Partner, the Partnership or the limited partners of the Partnership to any material liability or disability).

     (j) The General Partner is the sole general partner of the Partnership with a 1.99% general partner interest in the Partnership; such general partner interest has been duly authorized by the Partnership Agreement, as amended through the Closing Date, and is validly issued to the General Partner; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material) other than those created by or arising under the Delaware Act, the Operating Partnership's bank credit facilities (the "Bank Credit Facilities") or the First Mortgage Note Agreement between the General Partner and various institutional investors (the "First Mortgage Note Agreement").

The Partnership owns its limited partner interest in the Operating Partnership free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material) other than those created by or arising under the Delaware Act, the Bank Credit Facilities or the First Mortgage Note Agreement.

     (k) The General Partner is the sole general partner of the Operating Partnership with a 0.01% general partner interest in the Operating Partnership; such general partner interest has been duly authorized by the Agreement of Limited Partnership of the Operating Partnership as amended through the Closing Date (the "Operating Partnership Agreement" and, together with the Partnership Agreement, the "Partnership Agreements") and has been validly issued to the

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General Partner; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material) other than those created by or arising under the Delaware Act, the Bank Credit Facilities or the First Mortgage Note Agreement.

     (l) All of the issued and outstanding member interests of the General Partner are duly authorized and have been validly issued, and are fully paid and nonassessable, and Irik P. Sevin, Audrey L. Sevin and Hanseatic Americas Inc. (the "LLC Owners") own all such outstanding membership interests of the General Partner free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material) other than those created by or arising under that certain $37.5 million line of credit extended by MM Warbourg Bank Luxembourg to Hanseatic Americas Inc. dated December 1, 1999.

     (m) At the Closing Date, after giving effect to the issuance of Firm Units but not any Option Units, the capitalization of the Partnership will consist of 17,344,967 Common Units, 2,671,563 Senior Subordinated Units, 345,364 Junior Subordinated Units and 325,729 General Partner Units. The outstanding Common Units and Senior Subordinated Units and the limited partner interests represented thereby have been, and the Units to be issued and sold by the Partnership under this Agreement upon such issuance will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right. The description of the Common Units in the Registration Statement and the Prospectus is, and at the Closing Date will be, complete and accurate in all respects. Except as set forth in the Prospectus, the Partnership does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any Common Units or other partnership interests, any capital stock or partnership interests of any Subsidiary or any such warrants, convertible securities or obligations. Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership.

     (n) The LLC Owners own all outstanding Junior Subordinated Units; all of such Junior Subordinated Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware Act); and each of the LLC Owners owns its Junior Subordinated Units free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material) other than those created by or arising under that certain $37.5 million line of credit extended by MM Warbourg Bank Luxembourg to Hanseatic Corporation and Hanseatic Americas Inc. dated December 1, 1999.

     (o) The Partnership does not have any subsidiaries (other than the Operating Partnership or any Principal Subsidiary) which, individually or considered as a whole, would be deemed to be a significant subsidiary (as defined in Rule 405 under the Act).

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     (p)  The Units, when issued and delivered against payment therefor as provided herein, will conform to the description thereof contained in the Prospectus. The Partnership has all requisite power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement and the Prospectus. At the Closing Date and the Option Closing Date, all partnership and limited liability company action, as the case may be, required to be taken by the Partnership or the General Partner or any of their partners or members for the authorization, issuance, sale and delivery of the Units shall have been validly taken.

     (q) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the consolidated financial condition of the Star Entities as of the respective dates thereof and the consolidated results of operations and cash flows of the Star Entities for the respective periods covered thereby, all in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. The pro forma financial statements and other pro forma financial information included in the Registration Statement or the Prospectus (i) present fairly in all material respects the information shown therein, (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Registration Statement or the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules of the Partnership are required by the Act, the Exchange Act, the Exchange Act Rules and Regulations or the Rules and Regulations to be included in the Registration Statement or the Prospectus. KPMG LLP (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to each of the Star Entities as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

     (r) Each of the Star Entities maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (s) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of any of the Star Entities, or in the business, properties, business prospects, condition (financial or otherwise) or results of operations of any of the Star Entities, arising for any reason whatsoever, (ii) none of the Star Entities has incurred nor will it incur any material liabilities or obligations, direct or contingent, except liabilities

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incurred in the ordinary course of business and consistent with past practices, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and
(iii) the Partnership has not and will not have paid or declared any dividends or other distributions of any kind on any class of its partnership units.

     (t) None of the Star Entities is, or as of the Closing Date, as a result of any of the transactions described under "Recent Developments" in the Prospectus Supplement or as a result of the applications of net proceeds from this offering as contemplated in the Prospectus Supplement under "Use of Proceeds," will be, (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company," a company "controlled by" an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

     (u) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending, or to the knowledge of the Star Entities, threatened against or affecting any of the Star Entities or any of their respective directors or officers in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect any of the Star Entities or their business, properties, business prospects, condition (financial or otherwise) or results of operations.

     (v) Each of the Star Entities has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, (ii) complied in all respects with all laws, regulations and orders applicable to it or its business, except where the failure to so comply would not have a material adverse affect on the Star Entities, taken as a whole, and
(iii) performed all its obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected. To the best knowledge of the Star Parties, no other party under any contract or other agreement to which it is a party is in default in any material respect thereunder. None of the Star Entities is, nor at the Closing Date will any of them be, in violation of any provision of its Partnership Agreement, Operating Agreement or certificate of incorporation or by-laws, as the case may be.

     (w) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Units by the Partnership, in connection with the execution, delivery and performance of this Agreement and the Price Determination Agreement by the Star Parties, or in connection with the taking by the Star Parties of any action contemplated hereby, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National

Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Units.

     (x) The Star Parties have full power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Star Parties and constitutes a valid and binding agreement of the Star Parties and is enforceable against the Star Parties in accordance with the terms hereof; provided that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to or affecting creditors' rights generally and by general equitable principals (regardless of whether such enforceability is considered in a proceeding in equity or at law). The performance of this Agreement, the consummation of the transactions contemplated hereby and the application of the net proceeds from the offering and sale of the Units in the manner set forth in the Prospectus and the Prospectus Supplement under "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of any of the Star Entities pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the Partnership Agreement of the Partnership or certificate of incorporation, by-laws, operating agreement, partnership agreement or other governing document, as the case may be, of any of the Star Entities, any contract or other agreement to which any of the Star Entities is a party or by which any of the Star Entities or any of their respective properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of any of the Star Entities.

     (y) The Partnership Agreement, as amended as of the Closing Date, is duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; the Operating Partnership Agreement, as amended as of the Closing Date, is duly authorized executed and delivered by the General Partner and the Partnership and is a valid and legally binding agreement of the General Partner and the Partnership, enforceable against the General Partner and the Partnership in accordance with its terms; provided that, with respect to both agreements described in this paragraph (y), the enforceability thereof may by limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to or affecting creditors' right generally and by general equitable principals (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (z) Each of the Star Entities has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Star Entities. Each of the Star Entities has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Star Entities.

     (aa) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which any of the Star Entities is a party have been duly authorized, executed and delivered by such Star Entity, constitute valid and binding agreements of such Star Entity and are enforceable against such Star Entity in accordance with the terms thereof.

     (bb) No statement, representation, warranty or covenant made by a Star Party in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

     (cc) None of the Star Entities nor the directors, officers or controlling persons of any such entity have taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

     (dd) Except as disclosed on Schedule 2 hereto, no person or entity has the right to require the registration under the Act of Common Units or other securities of any Star Entity by reason of the filing or effectiveness of the Registration Statement.

     (ee) The Units have been approved for listing on the New York Stock Exchange ("NYSE"), subject only to official notice of issuance.

     (ff) The Star Entities are in compliance in all material respects with all federal, state and local employment and labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees; no labor dispute with the employees of such entities exists or, to the knowledge of the Star Parties, is imminent or threatened; and the Star Parties are not aware of any existing, imminent or threatened labor disturbance by the employees of any principal suppliers, manufacturers or contractors of the Star Entities that could result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Star Entities, taken as a whole.

     (gg) The Star Entities own, or are licensed or otherwise have the full exclusive right to use or will be licensed or otherwise will have full exclusive right to use, the material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, services marks and trade names (collectively, "patent and proprietary rights") presently employed by them or which are necessary in connection with the conduct of the business now operated by them as set forth in the Registration Statement and the Prospectus and none of the Star Entities have received any written notice or otherwise have actual knowledge of any infringement of or conflict with asserted rights of others or any other claims with respect to any patent or proprietary rights, or of any basis for rendering any patent and proprietary rights invalid or inadequate to protect the interest of such Star Entity.

     (hh) None of the Star Entities, nor, to the Star Parties' knowledge, any employee or agent of such Star Entity has made any payment of funds of the Star Entity or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus. The Partnership has complied, and until the completion of the distribution of the Units will comply, with all of the provisions of (including, without limitation, filing all forms required by) Section 517.075 of the Florida Securities and Investor Protection Act and Regulation 3E-900.001 issued thereunder with respect to the offering and sale of the Units.

     (ii) The Star Entities (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Star Entities, taken as a whole. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

     (jj) Each of the Star Entities maintains insurance with respect to its properties and business of the types and in amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

     (kk) Each of the Star Entities has filed all material federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon, other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with GAAP; and none of the Star Entities has knowledge of any tax deficiency which has been or might be asserted or threatened against any such entity. There are no tax returns of any Star Entity that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which any such entity has received notice), where the findings of such audit, if adversely determined, would result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Star Entities, taken as a whole.

     (ll) With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by any Star Entity, or with respect to which any Star Entity could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred and, to the best knowledge of any of the Star Entities, there exists no condition or set of circumstances, in connection with which any such entity could be subject to any liability under the terms of such Benefit Plan, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could materially adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Star Entities, taken as a whole.

Section 4.  Agreements of the Partnership.

The Partnership agrees with the Underwriters as follows:

     (a) The Partnership will not, during such period as the Prospectus is required by law to be delivered in connection with sales of the Units by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

     (b) The Partnership will notify the Representatives promptly, and will confirm such notice in writing, (1) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (2) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (3) of the happening of any event during the period mentioned in the second sentence of Section 4(e) that in the judgment of the Partnership makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (4) of receipt by any of the Star Parties or any representative or attorney of the Star Parties of any other communication from the Commission relating to the Partnership, the Registration Statement or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Partnership will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Partnership will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and to notify the Representatives promptly of all such filings.

     (c) The Partnership will furnish to the Representatives, without charge, two signed copies of each of the Registration Statement and of any post-effective amendments thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of each of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules but without exhibits.

     (d) The Partnership will comply with all the provisions of any undertakings contained in the Registration Statement.

     (e) The Partnership will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Partnership consents to the use of the Prospectus or any amendment or supplement thereto by the Underwriters and by all dealers to whom the Units may be sold, both in connection with the offering or sale of the Units and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Partnership or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Partnership will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representatives may reasonably request. The Partnership shall not file any document under the Exchange Act before the termination of the offering of the Units by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus which is not approved by PaineWebber after reasonable notice thereof.

     (f) Prior to any public offering of the Units by the Underwriters, the Partnership will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, that in no event shall the Partnership be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

     (g) During the period of five years commencing on the Effective Date, the Partnership will furnish to the Representatives copies of such financial statements and other periodic and special reports as the Partnership may from time to time distribute generally to the holders of any class of its partnership interests, and will furnish to the Representatives copies of each annual or other report it shall be required to file with the Commission.

     (h) The Partnership will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

  (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Partnership will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Partnership under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits to it, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (2) the preparation and delivery of certificates representing the Units, (3) the word processing, printing and reproduction of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire, (4) furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement and the Prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Units by the Underwriters or by dealers to whom Units may be sold, (5) the listing of the Units on the NYSE, (6) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (7) the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) counsel to the Partnership, (9) the transfer agent for the Units and (10) the Accountants.

     (j) If this Agreement shall be terminated by the Partnership pursuant to any of the provisions hereof (otherwise than pursuant to Section 8) or if for any reason the Partnership shall be unable to perform its obligations hereunder, the Partnership will reimburse the Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

     (k) The Partnership will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the units of Common Units to facilitate the sale or resale of any of the Units.

     (l) The Partnership will apply the net proceeds from the offering and sale of the Units to be sold by the Partnership in the manner set forth in the Prospectus and the Prospectus Supplement under "Use of Proceeds."

     (m) During the period of 120 days commencing at the Closing Date, the Star Parties will not, without the prior written consent of PaineWebber, directly or indirectly, contract to sell, sell, offer to sell, distribute, grant any option, right or warrant for the sale of, pledge, hypothecate or otherwise dispose of, or file with the Commission a registration statement under the Act relating to, any Common Units or securities convertible into, or exerciseable or exchangeable for, Common Units or Senior Subordinated Units or any other rights to acquire such Common Units, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing other than to the Underwriters pursuant to this Agreement and other than pursuant to employee benefit plans as in existence as of the Date hereof, provided, that the Partnership will not grant options to purchase Common Units pursuant to such employee benefit plans at a price less than the public offering price.

     (n) The Partnership will not, and will cause each of its executive officers, directors, and beneficial owners of more than 5% of the outstanding Common Units to enter into agreements with the Representatives in the form set forth in Exhibit C to the effect that they will not, for a period of 120 days after the commencement of the public offering of the Units (the "Lock-up Period"), without the prior written consent of PaineWebber, directly or indirectly, offer, pledge, sell, contract to sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of any Common Units or rights to acquire Common Units or any security convertible into or exercisable or exchangeable for Common Units (including, without limitation, Common Units which may be deemed to be beneficially owned in accordance with the rules and regulations of the Commission) or enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Units, or publicly disclose the intention to make any such offer, sale, pledge or disposition other than, in the case of the Partnership, the Option Units

(other than (i) pursuant to employee stock option plans as in existence as of the date hereof or in connection with other employee incentive compensation arrangements consistent with past practice, or (ii) pursuant to or in connection with an acquisition by the Partnership provided that any person receiving such Common Units in the acquisition will also enter into an agreement with the Underwriters in substantially the same form set forth in Exhibit C, in which such person will agree not to sell, contract to sell or otherwise dispose of any Common Units or rights to acquire such units for the remainder of the Lock-up Period).

Section 5.  Conditions of the Obligations of the Underwriters.

In addition to the execution and delivery of the Price Determination Agreement, the obligations of each Underwriter hereunder are subject to the following conditions:

     (a) Notification that the Registration Statement and all post-effective amendments thereto have become effective shall be received by PaineWebber not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by PaineWebber and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

     (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Units under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to PaineWebber and PaineWebber did not object thereto in good faith, and PaineWebber shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer and Chief Financial Officer of the General Partner (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses
(i), (ii) and (iii).

     (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been, and no development shall have occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Star Entities, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and
(ii) none of the Star Entities shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of PaineWebber any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Units by the Underwriters at the public offering price.

     (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against any of the Star Entities or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Star Entities taken as a whole.

     (e) Each of the representations and warranties of the Star Parties contained herein shall be true and correct in all material respects (except for those representations and warranties which are already qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) at the Closing Date and, with respect to the Option Units, at the Option Closing Date, as if made at the Closing Date and, with respect to the Option Units, at the Option Closing Date, and all covenants and agreements herein contained to be performed on the part of the Star Parties and all conditions herein contained to be fulfilled or complied with by the Star Parties at or prior to the Closing Date and, with respect to the Option Units, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

     (f) The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Units, the Option Closing Date, satisfactory in form and substance to counsel for the Underwriters, from Phillips Nizer Benjamin Krim & Ballon LLP, counsel to the Partnership, to the effect set forth in Exhibit D.

     (g) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Vinson & Elkins, L.L.P., counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

     (h) On the date of the Prospectus, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Partnership as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein. At the Closing Date and, as to the Option Units, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a Date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date which would require any change in their letter dated the date of the Prospectus, if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

     (i) On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 4(m).

     (j) At the Closing Date and, as to the Option Units, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the General Partner, in form and substance satisfactory to the Representatives, to the effect that:

          (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) since the Effective Date, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed;

          (ii) Each of the representations and warranties of the Star Parties contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects (except for those representations and warranties which are already qualified by materiality, in which case such representations and warranties are true and correct in all respects);

          (iii) Each of the covenants required herein to be performed by the Star Parties on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Star Parties on or prior to the date of such certificate has been duly, timely and fully complied with; and

          (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) there has not been, and no development has occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Star Entities taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (B) none of the Star Entities has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court, legislative, administrative, regulatory or other governmental action, investigation, order or decree, which is not set forth in the Registration Statement and the Prospectus;

and such other matters as the Representatives may reasonably request.

     (k) The Units shall be qualified for sale in such states as the Representatives may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

     (l) Prior to the Closing Date, the Units shall have been duly authorized for listing on NYSE upon official notice of issuance.

     (m) The Partnership shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Star Parties herein, as to the performance by the Star Parties of their obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

Section 6.  Indemnification.

     (a) The Star Parties will, jointly and severally, indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (collectively, "Liabilities") (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party (including any governmental agency or body), or in which any Underwriter or other indemnified party must appear as a third party witness or otherwise, or any claim asserted), as and when incurred, to which any Underwriter, or any such person, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of any of the Star Entities or based on written information furnished by or on behalf of the Partnership filed in any jurisdiction in order to qualify the Units under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Star Parties shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted primarily and directly from any such acts or failures to act undertaken or omitted to be taken by such

Underwriter through its gross negligence or willful misconduct); provided that the Star Parties will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Units in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Partnership by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement or the Prospectus. This indemnity agreement will be in addition to any liability that any of the Star Parties might otherwise have.

     (b) Each Underwriter will indemnify and hold harmless each Star Party, each person, if any, who controls such Star Party within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the General Partner and each officer of the General Partner who signs the Registration Statement to the same extent as the foregoing indemnity from the Star Parties to each Underwriter, but only insofar as Liabilities arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Partnership by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement or the Prospectus.

This indemnity will be in addition to any liability that each Underwriter might otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

     (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to such indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any such indemnified party. Notwithstanding any other provision of this Section 6(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be insufficient or unavailable to the Star Parties or the Underwriters, the Star Parties and the Underwriters will contribute to the total Liabilities (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Star Parties from persons other than the Underwriters, such as persons who control the Star Parties within the meaning of the Act, officers of the General Partner who signed the Registration Statement and directors of the General Partner, who also may be liable for contribution) to which any one or more of the Star Parties and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership on the one hand and the Underwriters on the other. The relative benefits received by the Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Partnership bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Star Parties, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Star Parties, or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the Liabilities, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the General Partner who signed the Registration Statement will have the same rights to contribution as the Partnership, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this
Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). Except for a settlement entered into pursuant to the last sentence of Section 6(d) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

     (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Star Parties contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of the Units and payment therefore or (iii) any termination of this Agreement.

     (f) Each of the Star Parties hereby irrevocably consents and agrees, for the benefit of each Underwriter and each person who controls any Underwriter, that any action, suit or proceeding asserting a claim for indemnification or contribution under or pursuant to this Section

6 may be instituted by any Underwriter or any such controlling person in any state or federal court in the Borough of Manhattan in the City of New York, and the Star Parties will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue.

Section 7.  Termination.

The obligations of the Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Units, on or prior to the Option Closing Date), by notice to the Partnership from the Representatives, without liability on the part of any Underwriter to any of the Star Parties, if, prior to delivery and payment for the Units (or the Option Units, as the case may be), in the sole judgment of the Representatives, (i) there has been, since the respective dates as of which information is given in the Registration Statement or the Prospectus, any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Star Entities, taken as a whole, (ii) trading in any of the equity securities of the Partnership shall have been suspended by the Commission, the NASD, an exchange that lists the Units or the NYSE, (iii) trading in securities generally on the NYSE or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over the counter market, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or the NASD or any court or other governmental authority, (iv) a general banking moratorium shall have been declared by either federal or New York State authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Units on the terms and in the manner contemplated by the Prospectus.

Section 8.  Substitution of Underwriter.

If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Units which it or they has agreed to purchase hereunder, and the aggregate number of Firm Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Units, the other Underwriters shall be obligated, severally, to purchase the Firm Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportion which the number of Firm Units which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Units which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportion as the Representatives may specify; provided that in no event shall the maximum number of Firm Units which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 8 by more than one-ninth of the number of Firm Units agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Units and the aggregate number of Firm Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of Firm Units and arrangements satisfactory to the Representatives and the Partnership for the purchase of such Firm Units are not made within 48 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Underwriters and the Partnership for the purchase or sale of any Units under this Agreement. In any such case either the Representatives or the Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve the defaulting Underwriter or Underwriters from liability in respect of any default of such Underwriter under this Agreement.

Section 9.  Information Furnished by the Underwriters.

The statements related to concessions and reallowances and the paragraph related to stabilization, syndicate covering transactions and penalty bids under the caption "Underwriting" in the Prospectus Supplement constitute the only information furnished by or on behalf of the Underwriters relating to them as such information is referred to in Sections 3(b) and 6 hereof.

Section 10. Miscellaneous

Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Partnership, at the office of the Partnership, 2187 Atlantic Street, P.O. Box 120011, Stamford, CT 06912-0011, Attention: Richard Ambury, or (b) if to the Representatives, at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention: Corporate Finance Department.

Any such notice shall be effective only upon receipt. Any notice under Section 7 or 8 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

This Agreement has been and is made solely for the benefit of the Underwriters and the Partnership and of the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Units from any of the Underwriters.

All representations, warranties and agreements of the Star Parties contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of its controlling persons and shall survive delivery of and payment for the Units hereunder.

Any action required or permitted to be taken by the Representatives under this Agreement may be taken by them jointly or by PaineWebber.

               THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Star Parties and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by PaineWebber and the Partnership.

                          [SIGNATURE PAGES TO FOLLOW]

Please confirm that the foregoing correctly sets forth the agreement among the Star Parties and the several Underwriters.

                                        Very truly yours,
                                        STAR GAS PARTNERS, L.P.

                                        By:  STAR GAS LLC, as General Partner


                                        By:_______________________________
                                           Name:
                                           Title:

                                        STAR GAS PROPANE, L.P.
                                        By:  STAR GAS LLC, as General Partner


                                        By:_______________________________
                                           Name:
                                           Title:


                                        STAR GAS LLC


                                        By:_______________________________
                                           Name:
                                           Title:


                                        STAR/PETRO INC.


                                        By:_______________________________
                                           Name:
                                           Title:

[SIGNATURE PAGES TO UNDERWRITING AGREEMENT]

Confirmed as of the Date first above mentioned:


PAINEWEBBER INCORPORATED
A.G. EDWARDS & SONS, INC.
CIBC WORLD MARKETS CORP.
    Acting on behalf of themselves and as the Representatives of the other several
    Underwriters named in Schedule 1 hereof.

By: PAINEWEBBER INCORPORATED


By:_______________________________
   Name:
   Title:

                  [SIGNATURE PAGES TO UNDERWRITING AGREEMENT]

                                                                      SCHEDULE 1

                                                       Number of Firm
                                                        Units to be
               Name of Underwriters                      Purchased
             -----------------------                  ----------------
PaineWebber Incorporated..........................         520,000
A.G. Edwards & Sons, Inc..........................         520,000
CIBC World Markets Corp...........................         260,000

     Total........................................       1,300,000
                                                         =========

                                      1-1

                                                                      SCHEDULE 2

         REGISTRATION RIGHTS OF THE GENERAL PARTNER OR ITS AFFILIATES

The Partnership is required

to register for resale under the Act any units proposed to be sold by the General Partner or its affiliates upon their request if an exemption from the registration requirements is not otherwise available; and

to register for resale under the Act the common units and senior subordinated units issued to affiliates of Petro in the Transaction (as defined in the Prospectus) upon their request if an exemption from the registration requirements is not otherwise available.

The Partnership is obligated to pay all expenses incidental to the above registrations, excluding underwriting discounts and commissions.

                                      2-1

                                                                      SCHEDULE 3

                     SECURITY OWNERSHIP OF THE PARTNERSHIP
                     -------------------------------------


     1. Star Gas Partners owns $5,378,476 of 14.5% Subordinated Notes of Total Gas & Electric, Inc..

                                      2-2

                                                                       EXHIBIT A


                            STAR GAS PARTNERS, L.P.

                         PRICE DETERMINATION AGREEMENT

                               October 25, 2000

PAINEWEBBER INCORPORATED
A.G. EDWARDS & SONS, INC.
CIBC WORLD MARKETS CORP.
As Representatives of the several Underwriters
    named in Schedule 1 hereto
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs:

Reference is made to the Underwriting Agreement, dated October 25, 2000 (the "Underwriting Agreement"), among Star Gas Partners, L.P., a Delaware limited partnership (the "Partnership"), Star Gas LLC, a Delaware limited liability company, Star Gas Propane, L.P., a Delaware limited partnership, and Star/Petro Inc., a Minnesota corporation (the "Star Parties"), and the Underwriters named in Schedule 1 thereto or hereto (the "Underwriters") for whom PaineWebber Incorporated, A.G. Edwards & Sons, Inc. and CIBC Oppenheimer are acting as representatives (the "Representatives"). If you are the only Underwriters named in Schedule 1, all references herein to the Representatives shall be deemed to be to you as the Underwriters. The Underwriting Agreement provides for the purchase by the Underwriters, subject to the terms and conditions set forth therein, of an aggregate of 1,300,000 Common Units representing limited partner interests in the Partnership (the "Firm Units"). The Partnership has also agreed to grant to the Underwriters an option (the "Option") to purchase up to an aggregate of 195,000 additional Common Units (the "Option Units") on the terms and for the purposes set forth in the Underwriting Agreement. The Firm Units and the Option Units are hereinafter collectively referred to as the "Units." This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

Pursuant to Section 1 of the Underwriting Agreement, the undersigned agrees with the Representatives as follows:

The public offering price per Unit shall be $16.625.

The purchase price per Firm Unit to be paid by the several Underwriters shall be $15.795 representing an amount equal to the public offering price set forth above, less $0.83 per Unit. The Star Parties represent and warrant to each of the Underwriters that the representations and warranties of the Star Parties set forth in Section 3 of the Underwriting Agreement are accurate, as though expressly made at and as of the date hereof.

As contemplated by the Underwriting Agreement, attached as Schedule 1 is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

This Agreement shall be governed by the law of the State of New York without regard to the conflict of laws principles of such State.

If the foregoing is in accordance with your understanding of the agreement among the Underwriters and the Star Parties, please sign and return to the Partnership a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Underwriters and the Star Parties in accordance with its terms and the terms of the Underwriting Agreement.

                              Very truly yours,


                              STAR GAS PARTNERS, L.P.

                              By:  STAR GAS LLC, as General Partner


                              By:___________________________________
                                 Name:
                                 Title:

                              STAR GAS PROPANE, L.P.

                              By:  STAR GAS LLC, as General Partner


                              By:___________________________________
                                 Name:
                                 Title:

                              STAR GAS LLC


                              By:___________________________________
                                 Name:
                                 Title:

                              STAR/PETRO INC.


                              By:___________________________________
                                 Name:
                                 Title:

Confirmed as of the date first above mentioned:

PAINEWEBBER INCORPORATED
A.G. EDWARDS & SONS, INC.
CIBC WORLD MARKETS CORP.
   Acting on behalf of themselves and as the Representatives of the other several
   Underwriters named in Schedule 1 to the
   Underwriting Agreement.

By:  PAINEWEBBER INCORPORATED


By:______________________________
   Name:   Kurt Prohl
   Title:  Vice President

                                                                       EXHIBIT B

                                 SUBSIDIARIES



Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.
Star Gas Propane, L.P.
Star/Petro, Inc.
Stellar Propane Service Corp.
Total Gas & Electric, Inc.
Total Gas & Electricity (PA), Inc.
TG&E Service Company, Inc.

                                                                       EXHIBIT C

                                October __, 2000

PAINEWEBBER INCORPORATED
A.G. EDWARDS & SONS, INC.
CIBC WORLD MARKETS CORP.
As Representatives of the several Underwriters
    c/o PaineWebber Incorporated
    1285 Avenue of the Americas
    New York, New York 10019

Dear Sirs:

In consideration of the agreement of the several Underwriters, for which PaineWebber Incorporated, A.G. Edwards & Sons, Inc. and CIBC World Markets Corp. (the "Representatives") intend to act as Representatives to underwrite a proposed public offering (the "Offering") of 1,300,000 Common Units (the "Common Units") of Star Gas Partners, L.P., a Delaware partnership (the "Partnership"), as contemplated by registration statement (Registration No. 333-94031) on Form S-3, which was filed with the Securities and Exchange Commission, the undersigned hereby agrees that the undersigned will not, for a period of 120 days after the commencement of the public offering of such units, without the prior written consent of PaineWebber Incorporated directly or indirectly offer, pledge, sell, contract to sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, or enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequence of ownership of, or publicly disclose the intentions to make any such offer, sale, pledge or disposition, or require any person to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 to register, any Common Units or Senior Subordinated Units or securities convertible into or exercisable or exchangeable for Common Units or Senior Subordinated Units or warrants or other rights to acquire Common Units or Senior Subordinated Units of which the undersigned is now, or may in the future become, the beneficial owner within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934.


                                   Very truly yours,



                                   By:_____________________________
                                      Name:
                                      Title:

                                      Print Name:__________________

                                                                       EXHIBIT D

                 FORM OF OPINION OF COUNSEL TO THE PARTNERSHIP

          1. Each of the Partnership and the Operating Partnership has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware Act, with all necessary partnership power and authority to own or lease its properties and conduct its business, in each case as described in the Prospectus.


          2. Each Principal Subsidiary has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the jurisdiction of its incorporation, with all necessary corporate power and authority to own or lease its properties and conduct its business, in each case as described in the Prospectus.

          3. The General Partner has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware, with all necessary limited liability company power and authority to own or lease its properties and conduct its business and to act as general partner of the Partnership and the Operating Partnership, in each case as described in the Prospectus.

          4. (a) Each of the Partnership, the Operating Partnership, the General Partner and the Principal Subsidiaries is duly qualified or registered as a foreign limited partnership, foreign limited liability company or foreign corporation, as the case may be, for the transaction of business under the laws of the States set forth on Exhibit A to this opinion. (b) To such counsel's knowledge such jurisdictions are the only jurisdictions in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification or registration necessary (except where the failure to so qualify or register would not have a material adverse effect on the condition (financial or other), results of operations or business of the Star Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability).

          5. The General Partner owns all outstanding General Partner Units, representing the entire general partner interest in the Partnership. All of such General Partner Units have been duly authorized and validly issued in accordance with the Partnership Agreement, and the General Partner owns such General Partner Units free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Act, the Bank Credit Facilities or the First Mortgage Note Agreement.

          6. The Partnership is the sole limited partner of the Operating Partnership with a 99.99% limited partner interest in the Operating Partnership. Such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware Act), and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Act, the Bank Credit Facilities or the First Mortgage Note Agreement.

          7. All of the outstanding Common Units and Senior Subordinated Units have been, and the Units to be issued and sold to the Underwriters by the Partnership pursuant to the Underwriting Agreement, including any Option Units, and the limited partner interests represented thereby have been, duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware Act). All of the outstanding Common Units and Senior Subordinated Units are not, and the Units will not be, subject to any preemptive or similar right, nor any restriction upon the voting or transfer of such Units under (i) the statutes, judicial and administrative decisions, and the rules and regulations of the governmental agencies of the State of Delaware, (ii) the Partnership Agreement,
(iii) any instrument, document, contract or agreement referred to in the Registration Statement or any instrument, document, contract or agreement filed as an exhibit to or incorporated by reference in, the Registration Statement or
(iv) any other law or agreement of which such counsel are aware. Except as described in the Registration Statement or the Prospectus or as set forth on Exhibit B hereto, to such counsel's knowledge, the Partnership does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants calling for the issuance of, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any Common Units or other partnership interests, any capital stock or partnership interests of any subsidiary or any such warrants, convertible securities or obligations.

          8. The Partnership has all requisite power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in the Underwriting Agreement, the Partnership Agreement and the Prospectus. At the Closing Date, all partnership and limited liability company action, as the case may be, required to be taken by the Partnership or the General Partner or any of their partners or members for the authorization, issuance, sale and delivery of the Units shall have been validly taken.

          9. No permit, consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the execution, delivery and performance of the Underwriting Agreement by the Star Parties and the consummation of the transactions contemplated thereby, including the issuance and delivery of the Units, except such as have been obtained under the Act and the Rules and Regulations and such as may be required under state securities or "Blue Sky" laws or by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Units.

          10. The description of the Common Units contained in the Prospectus is complete and accurate in all material respects. The form of certificate used to evidence the Common Units is in due and proper form and complies with all applicable statutory requirements.

          11. The Registration Statement, the Prospectus (including any documents incorporated, at the time they were filed, by reference into the Prospectus) and any further amendments and supplements thereto prior to the date hereof, comply in all material respects as to form with the requirements of the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations (except that such counsel need express no opinion as to financial statements, schedules and other financial data contained in the Registration Statement, or the Prospectus, or incorporated by reference therein).

          12. To such counsel's knowledge, any instrument, document, lease, license, contract or other agreement (collectively, "Documents") required to be described or referred to in the Registration Statement or the Prospectus has been properly described or referred to therein and any Document required to be filed as an exhibit to the Registration Statement has been filed as an exhibit thereto or has been incorporated as an exhibit by reference in the Registration Statement; and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Document filed or required to be filed as an exhibit to the Registration Statement.

          13. To such counsel's knowledge, except as described in the Registration Statement or the Prospectus, no person or entity has the right to require the registration under the Act of Common Units or other securities of any Star Entity by reason of the filing or effectiveness of the Registration Statement.

          14. To such counsel's knowledge, none of the Star Entities is in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be described in the Prospectus, and except such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business or assets of the Star Entities, taken as a whole.

          15. All of the issued and outstanding member interests of the General Partner are duly authorized and have been validly issued, and are fully paid and nonassessable, and the LLC Owners own all such outstanding membership interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming any LLC Owner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

          16. As of the Closing Date, after giving effect to the issuance of the Firm Units but not any Option Units, the capitalization of the Partnership will consist of 17,344,967 Common Units, 2,671,563 Senior Subordinated Units, 345,364 Junior Subordinated Units and 325,729 General Partner Units./1/

          17. The LLC Owners and Hanseatic Corporation own all outstanding Junior Subordinated Units. All of such Junior Subordinated Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware Act), and each of the LLC Owners owns its Junior Subordinated Units free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming any LLC Owner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

          18. The General Partner is the sole general partner of the Operating Partnership with a 0.01% general partner interest in the Operating Partnership. Such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement, and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Act, the Bank Credit Facilities or the First Mortgage Note Agreement.

          19. The Partnership owns 300,000 shares, $1.00 par value per share, of Common Stock, or 72.73% of the common equity interests, of TG&E. The Partnership also owns 30,000 shares of Series B preferred stock of TG&E having a $1.67 per share non-cumulative preferred dividend and a $100.00 per share liquidation preference. Such

_________________________
/1/ The number of common units outstanding does not include ______ common units registered in the name of Petro, which the Partnership treats as treasury units and includes ______ common units which are issuable in connection with the Petro acquisition upon the surrender of Petro securities.

shares have been duly authorized and validly issued and are fully paid and non-assessable and are owned directly by the Partnership free and clear of all liens, encumbrances, security interests, charges and claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than the interest created by the pledge by the Partnership to Bank of America of its TG&E shares as collateral for TG&E's bank credit facilities.

          20. TG&E owns all of the shares of Common Stock of each of Total Gas & Electricity (PA), Inc. and TG&E Service Company, Inc. Such shares have been duly authorized and validly issued and are fully paid and non-assessable and are owned directly by TG&E free and clear of all liens, encumbrances, security interests, charges and claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than the general security interest created by TG&E's bank credit facilities.

          21. All descriptions in the Prospectus of statutes, regulations or legal or governmental proceedings are accurate in all material respects and fairly present the information required to be shown. The statements in the Registration Statement or the Prospectus under the captions, "Cash Distribution Policy," "Description of the Common Units," "Description of Partnership Securities," "Conflicts of Interest" and "Federal Income Tax Considerations" insofar as they constitute descriptions of the Partnership Agreements or refer to statements of law or legal conclusions, are accurate and complete in all material respects.

          22. Each Star Party has full power and authority to enter into the Underwriting Agreement. The Underwriting Agreement has been duly authorized, executed and delivered by each Star Party and is a valid and binding agreement of each Star Party and, except for the indemnification and contribution provisions thereof, as to which such counsel need express no opinion, is enforceable against the Star Parties in accordance with the terms thereof.

          23. The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms. The Operating Partnership Agreement has been duly authorized, executed and delivered by the General Partner and the Partnership and is a valid and legally binding agreement of the General Partner and the Partnership, enforceable against each of them in accordance with its terms; provided that, with respect to each of the Partnership Agreements, the enforceability thereof may by limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' right generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          24. Neither the issuance and sale by the Partnership of the Units nor the execution, delivery and performance of the Underwriting Agreement will (i) violate any of the provisions of the certificate or agreement of limited partnership, certificate of incorporation or by-laws, certificate of formation or limited liability company agreement or other governing documents of any of the Star Entities, (ii) breach or result in a default under (or an event which with notice or lapse of time or both would constitute such a default), cause the time for performance of any obligation to be accelerated under or give any party the right to accelerate the payment of any amount under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Star Entities pursuant to the terms of (x) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, capital lease or other evidence of indebtedness of which such counsel has knowledge, (y) any voting trust arrangement or any contract or other agreement to which a Star Entity is a party that restricts the ability of such Star Entity to issue securities and of which such counsel has knowledge or (z) any Document filed as an exhibit to, or incorporated as an exhibit by reference in, the Registration Statement, (iii) breach or otherwise violate any existing obligation of any of the Star Entities under any court or administrative order, judgment or decree of which such counsel has knowledge or (iv) violate applicable provisions of any statute or regulation in any of the states of the Star Entities' formation, and any state in which such entities have material operations, or of the United States.

          25. Assuming that the Underwriters do not have notice of any adverse claim (as defined in Sections 8-102 and 8-105 of the New York Commercial Code) to the Units, upon delivery to the Underwriters of the Units as contemplated by this Agreement and payment by the Underwriters of the purchase price for the Units, the Underwriters (or their nominee) will be "protected purchasers" as such term is used in Section 8-303 of the New York Commercial Code. No financing statement under the UCC of the State of Delaware naming the General Partner, the Partnership or the Operating Partnership as a debtor is on file in the Office of the Secretary of the State of Delaware with respect to the Units and such counsel, without independent investigation, does not otherwise have notice of any adverse claim.

          26. Except as described in the Prospectus, to such counsel's knowledge, each of the Star Entities has (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, (ii) complied in all respects with all laws, regulations and orders applicable to it or its business, except where the failure to so comply would not have a material adverse affect on the Star Entities, taken as a whole, and (iii) performed all its obligations required to be performed by it, and is not in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, indenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected. None of the Star Entities is in violation of any provision of its certificate or agreement of limited partnership, certificate of incorporation or by-laws, certificate of formation or limited liability company agreement, as the case may be.

          27. None of the Star Entities is, or as a result of the transactions described under "Recent Developments" in the Prospectus Supplement will be, (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company," a company "controlled by" an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          28. The Units have been approved for listing on the NYSE, subject only to official notice of issuance.

          29. The Registration Statement was declared effective under the Act on January 12, 2000. Such counsel shall confirm that it has been advised by the Commission that no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened or is pending or contemplated by the Commission. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.

          30. To such counsel's knowledge, there are no actions, suits, proceedings or investigations pending or overtly threatened in writing against the Star Entities, or any of their respective officers or directors in their capacities as such, before or by any court, governmental, administrative or regulatory body, agency, commission or arbitrator which (i) seek to challenge the legality or enforceability of the Underwriting Agreement, (ii) seek to challenge the legality or enforceability of any of the Documents filed, or required to be filed, as exhibits to the Registration Statement, (iii) seek damages or other remedies with respect to any of the Documents filed, or required to be filed, as exhibits to the Registration Statement, (iv) except as set forth in or contemplated by the Registration Statement or the Prospectus, seek money damages or seek to impose criminal penalties upon the Star Entities or any of their respective officers or directors in their capacities as such and of which such counsel has knowledge or (v) seek to enjoin any of the business activities of the Star Entities or the transactions described in the Prospectus and of which such counsel has knowledge.

          Such counsel participated in the preparation of the Registration Statement and the Prospectus and, without assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or in any amendment or supplement thereto or in any documents incorporated by reference into the Prospectus (except to the extent specified in the foregoing opinion), nothing has come to such counsel's attention that causes such counsel to believe that, both as of the Effective Date and the Closing Date, the Registration Statement or any amendment thereto, including any documents incorporated by reference into the Registration Statement, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, including any documents incorporated by reference into the Prospectus, at the time such Prospectus was issued, at the time any such amended or supplemented Prospectus was issued, and at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that such counsel need express no opinion as to financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus or incorporated by reference therein).